UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 15, 2011

Everest Re Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Wessex House – 2nd Floor 45 Reid Street PO Box HM 845 Hamilton HM DX, Bermuda		Not Applicable

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 441-295-0006

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS.

On June 16, 2011, the registrant announced that Dominic J. Addesso has been promoted to President and John Doucette has been promoted to Chief Underwriting Officer for Worldwide Reinsurance.  A copy of the press release announcing the appointments is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

On June 16, 2011, the registrant entered into an Employment Agreement effective June 16, 2011, with Dominic J. Addesso, its President and Chief Financial Officer.  A copy of the Employment Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference.  The material terms of the Employment Agreement are as follows:

Term:  June 16, 2011 to June 30, 2013
Annual Salary:  $750,000
Initial Signing Bonus:  Recommended award of 8,000 restricted shares, pending Board approval
Annual Incentive Bonus:  Eligible to participate in Annual Incentive Plan with maximum annual bonus opportunity of 200% of annual base salary
Executive Stock Based Incentive Plan:  Eligible to participate in Executive Stock Based Incentive Plan with maximum grant value of 200% of annual base salary in any one calendar year

On June 15, 2011, the registrant entered into an Employment Agreement effective January 1, 2011, with Joseph V. Taranto, its Chairman and Chief Executive Officer.  This Employment Agreement supersedes the prior agreement between the registrant and Mr. Taranto dated March 25, 2011.  A copy of the Employment Agreement is filed herewith as Exhibit 10.2 and incorporated herein by reference.  The material terms of the Employment Agreement are as follows:

Term:  January 1, 2011 to December 31, 2012
Annual Salary:  $1,000,000
Annual Incentive Bonus:  Eligible to participate in bonus program or plan established by the registrant, with such program or plan subject to approval of shareholders
Executive Stock Based Incentive Plan:  Eligible to participate in Executive Stock Based Incentive Plan with recommended restricted stock awards in February, 2012 and December, 2012
Termination:  Eligible to receive certain cash and share compensation based upon the events of departure from the registrant

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	Exhibit No.	Description

	99.1	News Release of the registrant,
dated June 16, 2011

	10.1	Employment Agreement with
Dominic J. Addesso
dated June 16, 2011

	10.2	Employment Agreement with
Joseph V. Taranto
dated June 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST RE GROUP, LTD.

By:	/S/ DOMINIC J. ADDESSO
Dominic J. Addesso
President and Chief Financial Officer

Dated: June 20 , 2011

EXHIBIT INDEX

Exhibit
Number	Description of Document	Page No.

99.1	News Release of the registrant,	5
	Dated: June 16, 2011

10.1	Employment Agreement with Dominic J. Addesso,
	Dated: June 16, 2011	7

10.2	Employment Agreement with Joseph V. Taranto,
	Dated: June 15, 2011	21